EXHIBIT (21.1)

SUBSIDIARIES OF ECOLAB INC.

Entity Name	State or Other Jurisdiction of Incorporation
NLC Process and Water Services SARL	Algeria
Ecolab (Antigua) Ltd.	Antigua & Barbuda
Anios America S.A.	Argentina
Ecolab Argentina S.R.L.	Argentina
Ecolab Services Argentina S.R.L.	Argentina
Ecolab (Aruba) N.V.	Aruba
Ecolab (Fiji) Pty Limited	Australia
Ecolab AU2 Pty Ltd	Australia
Ecolab AU3 Pty Ltd	Australia
Ecolab AU4 Pty Ltd	Australia
Ecolab Pty Ltd.	Australia
Purolite Pty Ltd	Australia
Aqua Holding Technical Materials GmbH	Austria
Christ Water Technology GmbH	Austria
Ecolab GmbH	Austria
Nalco Holdings GmbH	Austria
NALCO ÖSTERREICH GmbH	Austria
Ovivo Aqua Austria GmbH	Austria
Ecolab Limited	Bahamas
Ecolab Bahrain W.L.L	Bahrain
Ecolab (Barbados) Limited	Barbados
CID LINES NV	Belgium
Ecolab B.V.	Belgium
Ecolab Production Belgium B.V.	Belgium
Kay BV	Belgium
NALCO BELGIUM B.V.	Belgium
Ecolab Quimica Ltda.	Brazil
Purolite do Brasil Ltda	Brazil
Nalco (BN) SDN BHD	Brunei Darussalam
17162979 Canada Limited	Canada
Ecolab CDN 2 Co.	Canada
Ecolab CDN 4 ULC	Canada
Ecolab Co. Compagnie Ecolab	Canada
Nalco Canada ULC	Canada
Ovivo Inc.	Canada

Entity Name	State or Other Jurisdiction of Incorporation
Ecolab SpA	Chile
NALCO INDUSTRIAL SERVICES (SUZHOU) CO., LTD.	China
Ovivo Chengdu Co., Ltd	China
Ovivo Shenzhen Co., Ltd	China
Purolite (China) Co., Ltd.	China
Purolite (Zhejiang) Technology Co., Ltd.	China
Xi’an Purovo Material Co., Ltd	China
Zhejiang Purosoft Environment Engineering Co., Ltd	China
Ecolab (GZ) Chemicals Limited	China
Ecolab (Taicang) Technology Co., Ltd.	China
Jianghai Environmental Protection Co., Ltd.	China
NALCO INDUSTRIAL SERVICES (NANJING) CO., LTD.	China
Ovivo Dalian Co., Ltd	China
Aqua Technical Materials Shanghai Co., Ltd	China
Ecolab (China) Investment Co., Ltd	China
Nalco (China) Environmental Solution Co. Ltd.	China
NALCO (SHANGHAI) TRADING CO. LTD.	China
Ovivo China Co., Ltd.	China
Ecolab Colombia S. A.	Colombia
Ecolab SRL	Costa Rica
Purolite s.r.o.	Czech Republic
Chamtech, L.L.C.	Delaware
Chemlink Laboratories, LLC	Delaware
Ecolab Acquisition LLC	Delaware
Ecolab Holdings (Europe) LLC	Delaware
Ecolab Holdings Inc.	Delaware
Ecolab Israel Holdings LLC	Delaware
Ecolab Lux Partner LLC	Delaware
Ecolab Manufacturing Inc.	Delaware
Ecolab Production LLC	Delaware
Ecolab U.S. 12 LLC	Delaware
Ecolab U.S. 2 Inc.	Delaware
Ecolab U.S. 6 LLC	Delaware
Ecolab U.S. 9 LLC	Delaware
Ecolab US 1 GP	Delaware
Ecolab USA Inc.	Delaware
NALCO CHINA HOLDINGS LLC	Delaware
Nalco Company LLC (1)	Delaware
Nalco Contract Operations, LLC	Delaware
NALCO HOLDING COMPANY	Delaware
NALCO INDUSTRIAL OUTSOURCING COMPANY	Delaware

Entity Name	State or Other Jurisdiction of Incorporation
Nalco Production LLC	Delaware
NALCO PWS, INC.	Delaware
NALCO TWO, INC.	Delaware
NALCO WORLDWIDE HOLDINGS LLC	Delaware
Ovivo Electronics USA LLC	Delaware
Ovivo US Holding Inc.	Delaware
Pest Management LLC	Delaware
Purolite LLC	Delaware
Quantum Technical Services, LLC	Delaware
Wabasha Leasing LLC	Delaware
Wastech Systems LLC	Delaware
Ecolab ApS	Denmark
NALCO DANMARK APS	Denmark
Ecolab Ecuador Cia. Ltda.	Ecuador
NALCO EGYPT TRADING	Egypt
NALCO EGYPT, LTD.	Egypt
Ecolab, S.A. de C.V.	El Salvador
Ecolab Pte Ltd	Fiji
NALCO FINLAND MANUFACTURING OY	Finland
NALCO FINLAND OY	Finland
Oy Ecolab AB	Finland
Anios Diffusion SAS	France
Anios Manufacturing SAS	France
DMD	France
Ecolab FR 1 SAS	France
Ecolab FR 4 SAS	France
Ecolab Pest France SAS	France
Ecolab Production France SAS	France
Ecolab SAS	France
Ecolab Services SNC	France
Ecolab SNC	France
Hydenet SAS	France
Laboratoires Anios SAS	France
Laboratoires Anios-Distribution SAS	France
NALCO FRANCE SAS	France
Ovivo France SAS	France
Purolite SAS	France
Soluscope SAS	France
Ecolab U.S. 14 Inc.	Georgia
Ecolab DE 1 GmbH	Germany
Ecolab Deutschland GmbH	Germany

Entity Name	State or Other Jurisdiction of Incorporation
Ecolab Engineering GmbH	Germany
Ecolab Export GmbH	Germany
Ecolab Pest Deutschland GmbH	Germany
Nalco Deutschland GmbH	Germany
Nalco Deutschland Manufacturing GmbH	Germany
Nalco Manufacturing Beteiligungs GmbH	Germany
Nalco Real Estate GmbH	Germany
Ovivo Deutschland GmbH	Germany
Purolite GmbH	Germany
Ecolab A.E.	Greece
Ecolab (Guam) LLC	Guam
Ecolab, Sociedad Anonima	Guatemala
Quimicas Ecolab S.A. de C.V.	Honduras
Aqua Asia Limited	Hong Kong
Ecolab Limited	Hong Kong
Ecolab Name Holding Limited	Hong Kong
Ecolab Water Holding Limited	Hong Kong
NALCO HONG KONG LIMITED	Hong Kong
Ovivo HK Limited	Hong Kong
Ecolab Global Business Services Kft.	Hungary
Ovivo Hungary Kft.	Hungary
Ecolab Food Safety & Hygiene Solutions Private Limited	India
Ecolab Global Services Private Limited	India
Nalco Water India Private Limited	India
Purolite Private Limited	India
PT Ecolab International Indonesia	Indonesia
PT Ecolab Synergy Indonesia	Indonesia
Ecolab Finance Company Designated Activity Company	Ireland
Ecolab Limited	Ireland
Ecolab Manufacturing IE Limited	Ireland
Ecolab JVZ Limited	Israel
NALCO ISRAEL INDUSTRIAL SERVICES LTD	Israel
Ovivo Israel Ltd.	Israel
Ecolab Holding Italy S.R.L.	Italy
Ecolab Production Italy S.R.L.	Italy
Ecolab S.R.L.	Italy
Nalco Italiana Holdings S.R.L.	Italy
Nalco Italiana Manufacturing S.R.L.	Italy
Nalco Italiana S.R.L.	Italy
Nuova Farmec S.r.l.	Italy
Ecolab Limited	Jamaica

Entity Name	State or Other Jurisdiction of Incorporation
Ecolab G.K.	Japan
KATAYAMA NALCO INC.	Japan
Nalco Japan G.K.	Japan
Purolite KK	Japan
Aqua Environmental Limited	Jersey
Cymru Holdings Limited	Jersey
Company Ecolab LLP	Kazakhstan
QazSorbent LLP	Kazakhstan
Ecolab East Africa (Kenya) Limited	Kenya
ECOLAB KOREA LIMITED	Korea, Republic Of
Ecolab Water CO., LTD.	Korea, Republic Of
Purolite LLC	Korea, Republic Of
Ovivo Malaysia Sdn Bhd	Kuala Lumpur
Ecolab, SIA	Latvia
Nalco Libya	Libya
Ecolab LUX & Co Holdings S.C.A.	Luxembourg
Ecolab LUX 1 Sarl	Luxembourg
Ecolab Lux 10 Sarl	Luxembourg
Ecolab Lux 12 SCA	Luxembourg
Ecolab Lux 13 Sarl	Luxembourg
Ecolab Lux 14 Sarl	Luxembourg
Ecolab Lux 16 Sarl	Luxembourg
Ecolab Lux 17 Sarl	Luxembourg
Ecolab Lux 18 Sarl	Luxembourg
Ecolab LUX 2 Sarl	Luxembourg
Ecolab LUX 4 Sarl	Luxembourg
Ecolab LUX 7 Sarl	Luxembourg
Ecolab Lux 9 Sarl	Luxembourg
Ecolab LUX Sarl	Luxembourg
Nalco Worldwide Holdings S.a r.l./B.V.	Luxembourg
Ecolab Limitada	Macau
Ecolab International SDN BHD	Malaysia
Ecolab Sdn. Bhd.	Malaysia
Ecolab Services Malaysia SDN. BHD.	Malaysia
Ecolab Malta 1 Limited	Malta
Ecolab Malta 2 Limited	Malta
Ecolab Malta 3 Limited	Malta
Ecolab Malta 4 Limited	Malta
Ecolab Malta GPS Limited	Malta
Ecolab MT Limited	Malta
Barclay Water Management, Inc.	Massachusetts

Entity Name	State or Other Jurisdiction of Incorporation
Barclay Water Treatment Company, Inc.	Massachusetts
Abednego de Mexico S. de R.L. de C.V.	Mexico
CID Lines Mexico, S.A. DE C.V.	Mexico
Ecolab, S. de R.L. de C.V.	Mexico
NALCO DE MEXICO, S. de R. L. de C.V.	Mexico
Productos Químicos Flottec, S. de R.L. de C.V.	Mexico
Purolite, S. de R.L. de C.V.	Mexico
Abednego Environmental Services, LLC	Michigan
Abednego Mexico Holdings, LLC	Michigan
Ecolab Maroc Société à Responsabilité Limitée	Morocco
Ecolab B.V.	Netherlands
ECOLAB NL 10 B.V.	Netherlands
Ecolab NL 11 B.V.	Netherlands
Ecolab NL 15 BV	Netherlands
Ecolab NL 16 B.V.	Netherlands
Ecolab NL 23 B.V.	Netherlands
Ecolab NL 3 BV	Netherlands
Ecolab Production Netherlands B.V.	Netherlands
Ecolabone B.V.	Netherlands
NALCO DUTCH HOLDINGS B.V.	Netherlands
NALCO EUROPE B.V.	Netherlands
NALCO GLOBAL HOLDINGS B.V.	Netherlands
Nalco Holding B.V.	Netherlands
Nalco International Holdings B.V.	Netherlands
NALCO NETHERLANDS B.V.	Netherlands
NALCO OVERSEAS HOLDING B.V.	Netherlands
NALCO UNIVERSAL HOLDINGS B.V.	Netherlands
Ovivo Holland B.V.	Netherlands
Nalco Wastewater Contract Operations, Inc.	New York
Ecolab New Zealand	New Zealand
Purolite NZ Limited	New Zealand
Ecolab y Compañia Colectiva de Responsabilidad Limitada	Nicaragua
MOBOTEC AB, LLC	North Carolina
Ecolab AS	Norway
NALCO PAKISTAN (PRIVATE) LIMITED	Pakistan
Ecolab S.A.	Panama
Ecolab Paraguay S.R.L.	Paraguay
NANOSPECIALTIES, LLC	Pennsylvania
Ecolab Peru Holdings S.R.L.	Peru
Ecolab Philippines Inc.	Philippines
NALCO PHILIPPINES INC.	Philippines

Entity Name	State or Other Jurisdiction of Incorporation
CID Lines Sp. z o. o.	Poland
Ecolab Services Poland Sp. z o o	Poland
Ecolab Sp. z o o	Poland
Nalco Polska Sp. z o. o.	Poland
Purolite sp. z o.o.	Poland
NALCO PORTUGUESA (QUÍMICA INDUSTRIAL), UNIPESSOAL LDA	Portugal
Ecolab Water and Hygiene Trading W.L.L.	Qatar
Purolite SRL	Romania
AO Ecolab	Russian Federation
CID Lines LLC	Russian Federation
Meratech Rus Group LLC	Russian Federation
NALCO COMPANY OOO	Russian Federation
Ecolab (St. Lucia) Limited	Saint Lucia
Ecolab Arabia Regional Headquarters LLC	Saudi Arabia
NALCO SAUDI CO. LTD.	Saudi Arabia
Ecolab Hygiene d.o.o.	Serbia
Ecolab Pte. Ltd.	Singapore
NALCO ASIA HOLDING COMPANY PTE. LTD.	Singapore
Ovivo Singapore Pte Ltd.	Singapore
Purolite Pte. Ltd.	Singapore
Ecolab d.o.o.	Slovenia
Ecolab (Proprietary) Limited	South Africa
Ecolab Investment Holdings Proprietary Limited	South Africa
Lobster Ink Africa (Pty.) Ltd.	South Africa
NALCO AFRICA (PTY.) LTD.	South Africa
Purolite (Pty) Ltd	South Africa
DERYPOL SA	Spain
Ecolab Hispano-Portuguesa S.L.	Spain
Ecolab Spain Services S.L.U.	Spain
Hicopla SL	Spain
NALCO ESPANOLA MANUFACTURING, S.L.U.	Spain
NALCO ESPAÑOLA, S.L.	Spain
Ecolab AB	Sweden
NALCO AB	Sweden
Ovivo Europe Holding AB	Sweden
Ecolab (Schweiz) GmbH	Switzerland
Ecolab CH 1 GmbH	Switzerland
Ecolab CH 2 GmbH	Switzerland
Ecolab CH 6 GmbH	Switzerland
Ecolab Europe GmbH	Switzerland
Lobster International S.A.	Switzerland

Entity Name	State or Other Jurisdiction of Incorporation
Nalco Schweiz GmbH	Switzerland
Ovivo Switzerland AG	Switzerland
Purolite SARL	Switzerland
Ecolab Ltd.	Taiwan
NALCO TAIWAN CO., LTD.	Taiwan
Ovivo Taiwan Co. Ltd.	Taiwan
Ecolab East Africa (Tanzania) Limited	Tanzania
Flottec, LLC	Texas
Ecolab Limited	Thailand
NALCO INDUSTRIAL SERVICES (THAILAND) CO. LTD.	Thailand
Ecolab (Trinidad and Tobago) Unlimited	Trinidad And Tobago
Purolite LLC	Tunisia
Ecolab Temizleme Sistemleri Limited Sirketi	Turkey
Nalco Anadolu Kimya Sanayi ve Ticaret Limited Sirketi	Turkey
Oksa Kimya Sanayi A.S.	Turkey
Purolite Ileri Kimyasal Ticaret Ltd	Turkey
Ecolab East Africa (Uganda) Limited	Uganda
Ecolab TZOV	Ukraine
Ecolab Emirates General Trading LLC	United Arab Emirates
Ecolab Gulf FZE	United Arab Emirates
Nalco Emirates General Trading LLC	United Arab Emirates
Nalco Middle East FZE	United Arab Emirates
Bro-Tech Limited	United Kingdom
Ecolab (U.K.) Holdings Limited	United Kingdom
Ecolab GB 1 Limited	United Kingdom
Ecolab Limited	United Kingdom
Ecolab Manufacturing UK Limited	United Kingdom
LHS (UK) Limited	United Kingdom
NALCO ACQUISITION ONE	United Kingdom
NALCO INVESTMENTS U.K. LIMITED	United Kingdom
NALCO LIMITED	United Kingdom
NALCO MANUFACTURING LTD.	United Kingdom
Purolite (Int.) Ltd	United Kingdom
Purolite Ltd	United Kingdom
Technical Textile Services Limited	United Kingdom
Ecolab S.R.L.	Uruguay
Ecolab S.A.	Venezuela
Ecolab Viet Nam Company Limited	Viet Nam

(1) This subsidiary also conducts business under the assumed name of NALCO Water, An Ecolab Company.